Moody National Reit I, Inc.  POS AM

EXHIBIT 10.71

ASSIGNMENT OF MANAGEMENT AGREEMENT
AND SUBORDINATION OF MANAGEMENT FEES

THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Assignment”) is made as of the 2nd day of July, 2013, by MOODY NATIONAL HP N-CHARLES HOLDING, LLC, a Delaware limited liability company, having its principal place of business at 6363 Woodway, Suite 110, Houston, Texas 77057 (“Borrower”), to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and assigns, “Lender”), and is consented and agreed to by MOODY NATIONAL HOSPITALITY MANAGEMENT, LLC, a Texas limited liability company, having its principal place of business at 6363 Woodway, Suite 110, Houston, Texas 77057 (“Manager”).

RECITALS:

A.           Borrower by its promissory note of even date herewith given to Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Note”) is indebted to Lender in the principal sum of $7,800,000.00 (the “Loan”) advanced pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

B.           The Loan is secured by, among other things, a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Mortgage”), dated as of the date hereof, which grants Lender a first priority lien on the property encumbered thereby and known as Hyatt Place North Charleston (the “Property”). The Note, the Loan Agreement, the Mortgage, this Assignment and any of the other documents evidencing or securing the Loan or executed or delivered in connection therewith are collectively referred to as the “Loan Documents.”

C.           Borrower has leased the Property to Moody National HP N-Charles MT, LLC, a Delaware limited liability company (“Master Lessee”) pursuant to that certain Hotel Lease Agreement dated as of the date hereof (the “Master Lease”).

D.           Pursuant to that certain management agreement of even date herewith between Master Lessee and Manager (the “Management Agreement”) (a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Master Lessee engaged Manager exclusively to rent, lease, operate and manage the Property and Manager is entitled to certain management and other fees (the “Management Fees”) thereunder.

E.            In connection with the Master Lease, as further security for the Obligations (as defined in the Master Lease), Master Lessee has assigned all of its right, title and interest in the Management Agreement to Borrower.

F.            Lender requires as a condition to the making of the Loan that Borrower assign the Management Agreement and that Manager subordinate its interest under the Management Agreement in lien and payment to the Loan Agreement and other Loan Documents as set forth below.

AGREEMENT

For good and valuable consideration the parties hereto agree as follows:

1.            Assignment of Management Agreement.   As additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower’s right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender’s option, upon the occurrence and during the continuation of an Event of Default, as defined in the Loan Agreement or any of the other Loan Documents.

2.            Subordination of Management Agreement.   The Management Agreement and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic’s and materialmen’s liens under applicable law) owed, claimed or held, by Manager in and to the Property, are and shall be in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Lender, and securing the repayment of the Note and the obligations under the Loan Agreement including, without limitation, those created under the Mortgage covering, among other things, the Property, and filed or to be filed of record in the public records maintained for the recording of mortgages in the jurisdiction where the Property is located, and all renewals, extensions, increases, supplements, amendments, modifications or replacements thereof.

3.            Termination.   At such time as the Loan is paid in full or defeased and the Mortgage is released or assigned of record, this Assignment and all of Lender’s right, title and interest hereunder with respect to the Management Agreement shall terminate.

4.            Estoppel.   Manager represents and warrants that (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned other than pursuant to this Assignment, (b) neither Manager nor Master Lessee is in default under any of the terms, covenants or provisions of the Management Agreement and Manager knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default by either Manager or Master Lessee under the Management Agreement, (c) neither Manager nor Master Lessee has commenced any action or given or received any notice for the purpose of terminating the Management Agreement and (d) the Management Fees and all other sums due and payable to the Manager under the Management Agreement as of the date hereof have been paid in full.

5.            Agreement by Borrower and Manager.   Borrower and Manager hereby agree that upon the occurrence and during the continuation of an Event of Default under the Loan Agreement or any of the other Loan Documents during the term of this Assignment or upon the occurrence of any event which would entitle Lender to terminate, or cause the termination of, the Manager or the Management Agreement in accordance with the terms of the Loan Documents, (a) Manager shall, at the request of Lender and subject to payment to Manager of all amounts payable to Manager under the Management Agreement, continue to perform all of Manager’s obligations under the terms of the Management Agreement with respect to the Property, or (b) at the option of Lender exercised by written notice to Borrower and Manager, Borrower shall cause Master Lessee to, and Master Lessee and Manager shall, effective as of the date designated by Lender in such written notice terminate the Management Agreement, upon which Manager shall transfer its responsibility for the management of the Property to a Qualified Manager selected by Lender.

6.            Receipt of Management Fees.   Borrower and Manager hereby agree that, subject to Section 4 above in the event that Lender asks Manager to continue to manage the Property (in which case, Lender will be responsible for payment of any Management Fee or other fee, commission or other amount payable with respect to any period following such request, but (without prejudice to Manager’s right to terminate the Management Agreement for nonpayment) not for any such amounts theretofore payable to Manager), Manager shall not be permitted to receive any Management Fees or other fee, commission or other amount payable to Manager under the Management Agreement for and during any period of time that any Event of Default under the Loan Agreement or any of the other Loan Documents has occurred and is continuing; provided, however, that notwithstanding anything to the contrary, (a) Manager shall not be obligated to return or refund to Lender any Management Fee or other fee, commission or other amount already received by Manager prior to the occurrence of such Event of Default, and to which Manager was entitled under this Assignment, and (b) in the event Borrower loses possession of the Property in connection with exercise by Lender of its rights or remedies pursuant to this Assignment, the Note, the Mortgage, the Loan Agreement or the other Loan Documents, Manager shall be entitled to collect any Management Fee or other fee, commission or other amount accrued but unpaid prior to the occurrence of such Event of Default, and to which Manager was entitled under this Assignment.

7.            Consent and Agreement by Manager.   Manager hereby acknowledges and consents to this Assignment and the terms and provisions of Section 9.4 of the Loan Agreement. Manager agrees that it will act in conformity with the provisions of this Assignment, such provisions of the Loan Agreement and Lender’s rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Manager in accordance with the provisions hereof, Manager shall, and hereby agrees to, fully cooperate in transferring its responsibility to a new management company and use commercially reasonable efforts to effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Manager hereby agrees (a) not to contest or impede the lawful exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property.

8.            Lender’s Agreement.   So long as no Event of Default exists under the Loan Agreement or the other Loan Documents and a Cash Sweep Period is not in effect under the Loan Agreement, Lender agrees to permit any sums due to Master Lessee under the Management Agreement to be paid directly to Master Lessee.

9.            Further Assurances.   Manager further agrees to (a) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained, (b) on request from Lender, furnish Lender with copies of such information as Master Lessee is entitled to receive under the Management Agreement and (c) cooperate with Lender’s representative in any inspection of all or any portion of the Property at any reasonable time and upon reasonable notice. Manager hereby acknowledges that some, or all, permits, licenses and authorizations necessary for the use, operation and maintenance of the Property (the “Permits”) may be held by, or on behalf of, the Manager. By executing this Assignment, Manager (i) agrees that it is holding or providing all such Permits for the benefit of Master Lessee, Borrower, and Lender, as their interests may appear, and (ii) agrees that, upon any acceleration of the Loan and the commencement of foreclosure proceedings or proceedings for the appointment of a receiver with respect to the Agreement or any of the other Loan Documents, it will, upon Lender’s request, assign the Permits to Lender (or such other Person as Lender may designate) if such Permits are assignable, or otherwise continue to hold such Permits for the benefit of Lender, until such time as Lender can obtain such Permits in its own name or the name of a nominee.

10.          Assignment of Proceeds.   Manager acknowledges that, (a) as security for Master Lessee’s obligations under the Master Lease, Master Lessee has collaterally assigned to Borrower, inter alia, all of Master Lessee’s right, title, and interest in and to all revenues of the Property and in and to the Management Agreement; and (b) as further security for the Note, (i) Borrower has executed and delivered to Lender as part of the Mortgage an assignment of leases and rents, assigning to Lender, among other things, all of Borrower’s right, title and interest in and to all of the revenues of the Property and all of Borrower’s rights with respect to the security granted to Borrower by Master Lessee; and (ii) Borrower, Master Lessee and Lender, among others, have entered into that certain Cash Management Agreement of even date herewith (the “Cash Management Agreement”), pursuant to which Borrower and Master Lessee have agreed that any Rents, and other income and proceeds from the Property are to be deposited directly into the Lockbox Account (as defined in the Cash Management Agreement) and that, during the continuance of any Cash Sweep Period (as defined in the Loan Agreement), all amounts deposited into the Lockbox Account are required to be transferred to an account maintained for, and under the sole control of, Lender.

11.          Manager Not Entitled to Rents.   Manager acknowledges and agrees that it is collecting and processing the Rents solely as the agent for Master Lessee, and Manager has no right to, or title in, the Rents. Notwithstanding anything to the contrary in the Management Agreement, the Manager acknowledges and agrees that the Rents are the sole property of Master Lessee, encumbered by the lien of the Assignment of Leases and Rents and Security Agreement executed by Master Lessee for the benefit of Borrower and, pursuant to the Mortgage, collaterally assigned by Borrower to Lender. In any bankruptcy, insolvency or similar proceeding, the Manager, or any trustee acting on behalf of the Manager, waives any claim to the Rents other than as such Rents may be used to pay the fees and compensation of the Manager pursuant to the terms and conditions of the Management Agreement.

12.          Governing Law.   (a)   THIS ASSIGNMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND MANAGER, CONSENTED TO BY MASTER LESSEE AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER, MANAGER AND MASTER LESSEE HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ASSIGNMENT, AND THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)           ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER, MANAGER, BORROWER OR MASTER LESSEE ARISING OUT OF OR RELATING TO THIS ASSIGNMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH OF BORROWER, MANAGER AND MASTER LESSEE (i) WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, (ii) HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING; AND (iii) DO HEREBY DESIGNATE AND APPOINT

Neil O’Halloran
O’Halloran Ryan LLP
275 Madison Avenue, Suite 2005
New York, NY 10016

AS THEIR AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON THEIR BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREE THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER OR MANAGER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER OR MANAGER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER AND MANAGER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

13.          Notices.   All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Manager:	Moody National Hospitality Management, LLC
6363 Woodway, Suite 110
Houston, Texas 77057
Attention: Brett C. Moody
Facsimile No.: (713) 977-7505

With a copy to:	Gresham Savage Nolan & Tilden, PC
501 W. Broadway, Suite 800
San Diego, California 92101
Attention: Jerome A. Grossman
Facsimile No.: (619) 615-2180

If to Lender:	JPMorgan Chase Bank, National Association
383 Madison Avenue, 31st Floor
New York, New York 10179
Attention: Joseph E. Geoghan
Facsimile No.: (212) 834-6029

with a copy to:	JPMorgan Chase Bank, National Association
Four New York Plaza, 20th Floor

New York, New York 10004
Attention: Nancy Alto
Facsimile No.: (917) 546-2564

and	Kelley Drye & Warren LLP
200 Kimball Drive
Parsippany, New Jersey 07054
Attention: Paul A. Keenan
Facsimile No.: (212) 808-7897

If to Borrower	Moody National HP N-Charles Holding, LLC, or
or Master Lessee:	Moody National HP N-Charles MT, LLC (as applicable)
6363 Woodway, Suite 110
Houston, Texas 77057
Attention: Brett C. Moody
Facsimile No.: (713) 977-7505

with a copy to:	Gresham Savage Nolan & Tilden, PC
501 W. Broadway, Suite 800
San Diego, California 92101
Attention: Jerome A. Grossman
Facsimile No.: (619) 615-2180

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery or telecopy, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming. For purposes of this Section 13, the term “Business Day” shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York. Any party by notice to the others may designate additional or different addresses for subsequent notices or communications.

14.          No Oral Change.   This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Lender or Manager, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

15.          Liability.   This Assignment shall be binding upon and inure to the benefit of Borrower, Manager, Master Lessee and Lender and their respective successors and assigns forever.

16.          Inapplicable Provisions.   If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

17.          Headings, etc.   The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

18.          Duplicate Originals, Counterparts.   This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

19.          Number and Gender.   Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

20.          Miscellaneous.   (a)   Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

(b)           Wherever pursuant to this Assignment it is provided that Borrower shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

(c)           If more than one Person has executed this Assignment as “Borrower” or as “Manager,” the obligations of all such Persons hereunder shall be joint and several.

21.          Exculpation.   The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Assignment to the same extent and with the same force as if fully set forth herein.

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IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date and year first written above.

BORROWER:

MOODY NATIONAL HP N-CHARLES HOLDING, LLC, a Delaware limited liability company

		By:	/s/ Brett C. Moody
		Name:	Brett C. Moody
		Title:	President

MANAGER:

MOODY NATIONAL HOSPITALITY MANAGEMENT, LLC, a Texas limited liability company

		By:	/s/ Brett C. Moody
		Name:	Brett C. Moody
		Title:	President

CONSENTED AND AGREED TO BY MASTER LESSEE:

MOODY NATIONAL HP N-CHARLES MT, LLC, a Delaware limited liability company

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	President

EXHIBIT A

MANAGEMENT AGREEMENT